UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549[GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2005

                               PracticeXpert, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


       Nevada                     87-0622329                  0-30583
  ----------------           -------------------         -----------------
  (State or Other              (I.R.S. Employer           (Commission file
  Jurisdiction of               Identification                 Number)
  Incorporation                     number)
  or Organization)

                             10833 Washington Blvd.
                          Culver City, California 90232
           (Address of Principal Executive Offices including Zip Code)

                                 (310) 815-3500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 12, 2005, the registrant announced the resignation of its Chief Financial Officer, Michael Manahan and elected Anthony Biele as its Interim Chief Financial Officer. Mr. Biele shall serve in this capacity until registrant elects a permanent replacement for Mr. Manahan.

Mr. Biele joined the registrant in connection with the acquisition of PracticeOne in January 2005, where he served as chief financial officer. From 1993 to 2002, Mr. Biele was a co-founder and chief financial officer of MedPro Healthcare Management Services, a company acquired by PracticeOne. From 1987 to 1993, Mr. Biele was chief financial officer of Crum & Forster Insurance Group, a Xerox company, and Vice President-M&A of Xerox Financial Services. Mr. Biele was formerly a partner at PricewaterhouseCoopers LLP, where he was designated as an insurance and healthcare specialist.

The full text of a press release issued by the registrant on December 12, 2005 regarding the foregoing and a copy of the Employment Agreement between Mr. Biele and the company are attached to this report on Form 8-K as Exhibits 99.1 and
99.2 respectively.

ITEM 7. REGULATION FD DISCLOSURE

(c) Exhibits. The following materials are filed as exhibits to this report on Form 8-K:

99.1 Press Release issued by the registrant dated December 12, 2005.
99.2 Employment Agreement dated December 12, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PRACTICEXPERT, INC.

                                  (Registrant)

Dated: December 15, 2005

                                        By: /s/ Jonathan Doctor
                                            -----------------------
                                            Jonathan Doctor
                                            Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit                          Description
-------  ----------------------------------------------------------------

99.1     Press Release issued by the registrant dated December 12, 2005.
99.2     Employment Agreement dated December 12, 2005.